UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii  96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note
This Amendment No. 1 ("Amendment No. 1") to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2018 (the "Original Form 8-K") is being filed to amend and restate Item 2.02 of the Original Form 8-K in its entirety to correct a typographical error in the first sentence by replacing "fiscal year ended September 30, 2017"
  with "fiscal year ended September 30, 2018". No other changes are being made to the Original Form 8-K and no changes are being made to Exhibit 99.1 filed with the Original Form 8-K. References to Exhibit 99.1 in this Amendment No. 1 are references to the Exhibit 99.1 filed with the Original Form 8-K.
Item 2.02  Results of Operations and Financial Condition.
On December 19, 2018, Barnwell Industries, Inc. issued a press release announcing its financial results for its fiscal year ended September 30, 2018.  A copy of such press release is furnished as Exhibit 99.1 to this Current Report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  December 19, 2018

BARNWELL INDUSTRIES, INC.
By:	---------_/s/ Russell M. Gifford ______________
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer